Exhibit 10.1A
Supplemental Agreement No. 21
to
Purchase Agreement No. 1980
between
The Boeing Company
and
AMERICAN AIRLINES, INC
Relating to Boeing Model 777 Aircraft
          THIS SUPPLEMENTAL AGREEMENT, entered into as of _________________________, 2011, (SA-21) by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington, (Boeing) and American Airlines, Inc. (Customer);
RECITALS:
          WHEREAS, Boeing and Customer entered into Purchase Agreement No. 1980 dated as of October 31, 1997, as amended and supplemented (capitalized terms used herein without definition shall have the meanings specified therefor in such Purchase Agreement) relating to Boeing Model 777 aircraft (the Purchase Agreement); and
          WHEREAS, Customer has requested, and Boeing has agreed to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
NOW THEREFORE, In consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:
1. Table of Contents:
     The “Table of Contents” to the Purchase Agreement is deleted in its entirety and a revised “Table of Contents”, attached hereto, and identified with an “SA-21” legend, is substituted in lieu thereof to reflect the changes made by this SA-21.
2. Letter Agreement No. 6-1162-AKP-110R3:
     Attachment C entitled QADP Rights Aircraft Delivery Quarters and Exercise Dates to Letter Agreement No. 6-1162-AKP-110R3 entitled Aircraft Purchase Rights and Substitution Rights is deleted in its entirety and revised Attachment C, attached hereto, is substituted in lieu thereof to set forth the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], respectively. For avoidance of doubt, the

P.A. No. 1980	SA-21
BOEING PROPRIETARY
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[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
CONTINGENCY. Boeing’s performance of the agreements set forth in this SA-21 is contingent upon [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
EXPIRATION. This SA-21 is valid through March 14, 2011, at which time it will expire if not executed by both parties hereto.
The Purchase Agreement will be deemed to be amended to the extent provided herein and as so amended will continue in full force and effect. In the event of any inconsistency between the above provisions and the provisions contained in the referenced exhibits to this Supplemental Agreement, the terms of the exhibits will control.
EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AMERICAN AIRLINES, INC.

By:		By:

Name:		Name:

Its:	Attorney-In-Fact	Its:

P.A. No. 1980	SA-21
BOEING PROPRIETARY
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